UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2008

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52170	20-5997364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	600 West Chicago Avenue Suite 850 Chicago, Illinois	60654
	(Address of principal executive offices)	(Zip Code)

(312) 642-3700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 2, 2008 (the “Closing Date”), IW-Origen, LLC (“IW-Origen”), a wholly-owned subsidiary of InnerWorkings, Inc. (“InnerWorkings”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Origen Partners, Inc. (“Seller”), Michael Stoecker (“Stoecker”) and Kim J. Stoecker (together with Stoecker, the “Shareholders”), pursuant to which IW-Origen acquired certain assets of Seller, including Seller’s right, title and interest in and to the assets, properties and business of Seller used or held for use in connection with selling and fulfilling sales of print and print-related items (the “Acquisition”).

The Acquisition consideration consists of (i) $7,900,000 in cash paid on the Closing Date, (ii) up to an additional $100,000 in cash that may be paid pursuant to a working capital adjustment, and (iii) up to an additional $14,000,000 in cash that may be paid as follows (a) $2,625,000 if earnings before interest, taxes, depreciation and amortization (“EBITDA”) generated by IW-Origen from October 1, 2008 to September 30, 2009 equals or exceeds $4,000,000, or a proportional amount of the $2,625,000 if EBITDA is between $3,600,000 and $4,000,000 during that period, (b) $3,500,000 if EBITDA generated by IW-Origen from October 1, 2009 to September 30, 2010 equals or exceeds $3,150,000, or a proportional amount of the $3,500,000 if EBITDA is between $2,835,000 and $3,150,000 during that period, (c) $4,875,000 if EBITDA generated by IW-Origen from October 1, 2010 to September 30, 2011 equals or exceeds $3,300,000, or a proportional amount of the $4,875,000 if EBITDA is between $2,970,000 and $3,300,000 during that period, and (d) $3,000,000 if the cumulative EBITDA generated by IW-Origen over the four-year period from October 1, 2008 to September 30, 2012 equals or exceeds $18,000,000.

IW-Origen, Seller and the Shareholders made customary representations, warranties and covenants in the Purchase Agreement. The Purchase Agreement also contains customary indemnification provisions and a five-year non-competition covenant from Seller and each of the Shareholders in favor of IW-Origen and its affiliates, including InnerWorkings. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the actual terms of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 8.01	Other Events.

On October 6, 2008, InnerWorkings issued a press release announcing the completion of the transactions contemplated by the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of October 2, 2008 by and among IW-Origen, LLC, Origen Partners, Inc., Michael Stoecker and Kim J. Stoecker.
99.1	Press Release dated October 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: October 8, 2008	By:	/s/ Joseph M. Busky
	Name:	Joseph M. Busky
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of October 2, 2008 by and among IW-Origen, LLC, Origen Partners, Inc., Michael Stoecker and Kim J. Stoecker.

99.1	Press Release dated October 6, 2008.